                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                             1934 (Amendment No. 1)

[ X ]   Filed by the Registrant
[   ]   Filed by a Party other than the Registrant

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                              PICK UPS PLUS, INC.
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Name of Registrant as Specified in its Charter

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Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box): [ X ] No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

(4)     Proposed aggregate value of transaction:

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(5)     Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 09- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2)     Form.  Schedule or Registration Statement No.
--------------------------------------

(3)     Filing Party:
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(4)     Date Filed:
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                               PICK UPS PLUS, INC.
                              5181 Natorp Boulevard
                                 Mason, OH 45040

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 9, 2001

     The Annual Meeting of Stockholders of PICK UPS PLUS, INC. (the "Company") will be held at the Company's corporate office located at, 5181 Natorp Boulevard, Mason, Ohio 45040, on August 9, 2001 at 2:00 p.m. local time, to consider and act upon the following matters:

         (1)      To elect two directors to serve for the ensuing year.

         (2) To ratify the appointment by the Board of Directors of Lazar, Levine & Felix LLP, Certified Public Accountants, as the Company's independent auditors for the current fiscal year.

         (3) To amend the Company's Certificate of Incorporation to increase the number of shares of common stock, par value $.001 per share, that the Company is authorized to issue from 50,000,000 to 100,000,000 shares.

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record as of the close of business on June 15, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors


                                          /s/ John Fitzgerald
                                          --------------------------------------
                                          John Fitzgerald, President

Mason, Ohio
June 27, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                               PICK UPS PLUS, INC.
                              5181 Natorp Boulevard
                                Mason, Ohio 45040


           PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 9, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PICK UPS PLUS, INC. (the "Company") for use at the 2001 Annual Meeting of Stockholders to be held on August 9, 2001, and at any adjournment of that meeting (the "Annual Meeting"). Throughout this Proxy Statement, "we," "us" and "our" are used to refer to the Company.

     The shares of our common stock represented by each proxy will be voted in accordance with the stockholder's instructions as to each matter specified thereon, unless no instruction is given, in which case, the proxy will be voted in favor of such matter. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to our corporate Secretary or by voting in person at the Annual Meeting.

     We are mailing this Proxy Statement to our stockholders on or about July 5, 2001, accompanied by our Annual Report to stockholders for our fiscal year ended December 31, 2000.

VOTING SECURITIES AND VOTES REQUIRED

     At the close of business on June 15, 2001, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 13,326,182 shares of our common stock, par value $.001 per share. All holders of our common stock are entitled to one vote per share.

     The affirmative vote of the holders of a plurality of the shares of our common stock present or represented by proxy at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting is required for the ratification of the appointment by the Board of Directors of Lazar, Levine & Felix LLP, Certified Public Accountants, as our independent auditors for the current fiscal year; the approval to amend our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 50,000,000 to 100,000,000 shares. A majority of the outstanding shares of our common stock represented in person or by proxy at the Annual Meeting will constitute a quorum at the meeting. All shares of our common stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

         Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of June 15, 2001, with respect to the beneficial ownership of our common stock by (1) each current director and nominee for director, (2) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below, and
(3) all our directors and executive officers as a group. No other person is known by us to own beneficially more than 5% of the outstanding shares of our common stock.

                            Number of shares of            Percent of
                            common stock                   common stock
                            beneficially                   beneficially
Name of                     owned or right                 owned or right
Beneficial Owner            to direct vote(1)              to direct vote (2)
----------------            -----------------              ------------------
John Fitzgerald                5,575,000(3)                      41.8%

Robert White                     100,000(4)                       (*)

Sean Fitzgerald                  315,000                          2.3%

Brian Glover                      35,000                          (*)

Executive Officers and         6,025,000                         45.2%
Directors as a group
(5 persons)
------------
(*) Represents less than one percent (1%)of the outstanding shares of our common stock.

(1) The number of shares of common stock beneficially owned by each person or entity is determined under the rules promulgated by the SEC. Under those rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power and shares which that person or entity has the right to acquire within sixty days after June 15, 2001. The inclusion in this section of any shares deemed beneficially owned does not constitute an admission by that person of beneficial ownership of those shares. The information is based upon information furnished by the persons listed.

(2) Such figures are based on 13,326,182 shares of our common stock issued and outstanding which does not include (i) shares of our common stock to be issued to Cornell in connection with our Equity Line Agreement, (ii) shares issuable upon the exercise of warrants granted to Yorkville Advisors Management LLC to purchase an aggregate of 100,000 shares of our common stock exercisable at $.33 per share and (iii)shares issuable upon the conversion of outstanding 5% convertible debentures in the principal aggregate amount of $300,000.

(3) Includes 144,000 shares of our common stock owned by Fitzgerald Urethanes, Inc., an inactive company of which John Fitzgerald is president.

(4) Such shares are owned by Andrews & White of which Robert White is the president and a controlling shareholder.

THE COMMITTEES

         The Board of Directors does not have a Compensation, Audit or Nominating Committee, and the usual functions of such committees are performed by the entire Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely upon its review of the copies of such reports furnished to the Company for the year ended December 31, 2000, Forms 3, 4 or 5 required to be filed pursuant to Section 16(a) of the Exchange Act were filed in an untimely fashion as follows: in 2001 Mr. Glover filed a Form 3 which should have been filed in April 2000, Erin Fitzgerald filed a Form 4 reflecting shares of common stock acquired in October 2000 and a Form 4 reflecting her resignation in November 2000 and Sean Fitzgerald filed a Form 4 reflecting shares acquired in October 2000.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee designated by management. Each director will be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. John Fitzgerald, our president and a board nominee is the father of Sean Fitzgerald, our treasurer and vice president.

NOMINEES

     Certain information about the nominees to serve as our directors (all of whom are currently directors) is set forth below.


      Name             Age            Position
      ----             ---            --------

John Fitzgerald         55            President and Director

Robert White            54            Chief Financial Officer and Director


         JOHN FITZGERALD has served as our President and a member of our Board of Directors since February 1993. In 1987, Mr. Fitzgerald founded, Fitzgerald Urethanes, Inc., a truck accessories store. Prior to working with us, Mr. Fitzgerald owned and operated Reaction Plastics, Inc., a plastics manufacturing company, which he sold in 1994. Prior to 1993, Mr. Fitzgerald held various positions including: International Urethane Director for H.C. Price (1976 to
1978); Eastern Sales Manager for Foam Systems, Inc. (1978 to 1984); and regional salesman for Owens-Corning Fiberglass (1972 to 1976). Mr. Fitzgerald has 30 years experience in sales and marketing and 15 years experience in management. Mr. Fitzgerald received a Bachelors degree in marketing from the University of Fort Lauderdale. John Fitzgerald is the father of Sean Fitzgerald, our treasurer and executive vice president.

         ROBERT WHITE has served as our chief financial officer and a director since March 2001. Since January 1994, Mr. White has served as the president of Robert L. White & Associates, an Ohio based accounting firm. Mr. White's firm has served as our accountant for the past four years. In 1972 Mr. White received his B.S. degree in accounting from the University of Cincinnati and is a registered Certified Public Accountant with the State of Ohio.


EXECUTIVE OFFICERS

     Our officers are elected annually by our Board of Directors and serve at the discretion of the Board of Directors. Two of our executive officers, John Fitzgerald and Robert White, are also directors of the Company. See the section above entitled "Nominees" for biographical information about these officers.

         SEAN FITZGERALD has served as our vice president since 1993 and serves as our Treasurer. Mr. Fitzgerald is primarily responsible for overseeing the daily operations of the Ohio based company-owned store, training franchisees on store operations and maintaining ongoing contact with franchisees to assist in their daily operation. Mr. Sean Fitzgerald also oversees all of our advertising and marketing programs. In 1996 Sean Fitzgerald received a Bachelors degree in marketing from the University of Cincinnati. Sean Fitzgerald is the son of John Fitzgerald, our president.

         BRIAN GLOVER has served as our vice president of operations and franchising since April 2000. From October 1996 through April 2000, Mr. Glover was a franchisee of a Pick-Ups Plus store located in Florence, Kentucky. From 1992 through 1996, Mr. Glover served as a sales manager for CMI Brokerage located in Norwood, Ohio. Mr. Glover received a Bachelors degree in telecommunications from Indiana University in 1986.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In September 1998, we acquired our franchise system's prototype store from Fitzgerald Urethanes, Inc., a corporation owned by John Fitzgerald, our president, director and majority shareholder. Fitzgerald Urethanes, Inc. received 144,000 shares of our common stock. We also assumed liabilities of $5,603 as of the date of the acquisition.

         As of December 31, 2000 and 1999, we were indebted to John Fitzgerald, our president, in the amount of $56,393 and $24,781, respectively. This loan is payable on demand and Mr. Fitzgerald has agreed not request payment for this loan prior to January 2002. While Mr. Fitzgerald has waived payment of interest, interest is being imputed at 8 1/2%per annum, and amounted to $2,106 for 1999 and $2,952 for the year 2000.

         In May 2000 we acquired our Kentucky based company-owned store from a franchisee, Brian Glover, for the purchase price of $286,942 which was off set by $73,042 in royalties owed to us and we issued 30,000 shares of our common stock. Mr. Glover now serves as our vice president of operations and franchising.

         In October 2000 we issued 100,000 shares of our common stock to the accounting firm of Andrews & White of which Robert White, who is now our chief financial officer and a director, is the president and a controlling shareholder.

In the fiscal year ended December 31, 2000 we paid an aggregate of $24,000 in accounting fees to Andrews & White. In February, 2001 we loaned Mr. White $2,000 to be repaid without interest on or before April 15, 2001. The repayment date of the loan has been extended to July 1, 2001.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the total compensation that we have paid or accrued on behalf of our chief executive officer during the fiscal periods ending December 31, 1998, 1999 and 2000. Our president did not receive a salary and cash bonus in excess of $100,000 for services rendered during those fiscal years.

                           SUMMARY COMPENSATION TABLE
                             Long-Term Compensation
                          -----------------------------


         Annual Compensation                 Awards        Payouts
        ---------------------                ------        -------
Name and                             Restricted
Principal                            Stock
Position(s)       Year    Salary($)  Bonus($) Other($) Awards(# shares)
                                              Compensation

John Fitzgerald,  2000    75,000
President         1999    50,000
                  1998    18,000

We do not have any long term compensation plans or stock option plans.

Director Compensation

         Our current directors do not receive compensation for their services as board members.


                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

     Our Board of Directors has appointed the firm of Lazar, Levine & Felix LLP, Certified Public Accountants, as the principal independent auditors of the Company for the fiscal year ending December 31, 2001, subject to ratification by the stockholders. This firm served as our independent auditors during 1999 and 2000. If the appointment of this firm is not ratified or if it declines to act or their engagement is otherwise discontinued, the Board of Directors will appoint other independent auditors.


     In 2000 the aggregate fees for professional Services provided by Lazar, Levine & Felix LLP to us were as follows:

Audit Fees(1) ......................................................     $42,000
Financial Information Systems Design and Implementation Fees .......     $
All Other Fees(2) ..................................................     $ 2,772
Total ..............................................................     $44,772

----------
(1) Audit fees relate to services rendered for the annual audit of our consolidated financial statements for 2000 and the review of the financial statements included in our quarterly reports on Form 10-Q in 2000.

(2) All other fees relate to advice and assistance provided to us in connection with tax compliance and various transactions.

     Our board of directors has considered whether the provisions of the non-audit services described above is compatible with maintaining Lazar Levine Felix' independence and determined that such services are appropriate.

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                         OF COMMON STOCK OF THE COMPANY
                                (PROPOSAL NO. 3)

         The Company has, in the past, issued shares of its common stock as a means of raising the capital necessary to finance certain acquisitions, repay debt or meet working capital requirements. The Certificate of Incorporation of the Company currently authorizes the Company to issue 50,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of June 15, 2001, the Company had issued and outstanding 13,326,182 shares of its common stock, leaving the Company (in the opinion of Management) with an insufficient number of shares of common stock available for issuance necessary for the Company to efficiently continue its operations. Accordingly, the Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common stock the Company is authorized to issue from 50,000,000 shares to 100,000,000 shares.

         The additional shares of common stock to be authorized for issuance upon the adoption of such amendment would possess rights identical to the currently authorized common stock. The stockholders of common stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of Common stock do not have any preemptive rights, conversion rights, or applicable redemption or sinking fund provisions. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock. Nevertheless, the issuance of such additionally authorized shares would affect the voting rights of the current stockholders of the Company because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares are issued in the future.

         An increase in the number of authorized shares of common stock will enable the Company to take advantage of various potential business opportunities through the issuance of the Company's securities, including, without limitation, issuing stock dividends to existing stockholders, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expand the Company's business through certain stock acquisitions. The Company has no present agreements to acquire any such businesses.

         An increase in the number of authorized shares of common stock will enable the Company to take further advantage of its equity credit line agreement ("Equity Line Agreement") entered into with Cornell Capital Partners LP ("Cornell") on March 29, 2001. As of June 5, 2001 and continuing until $5 million of the Company's common stock are purchased or the expiration of twenty-four months, under the terms of the Equity Line Agreement, the Company periodically may choose to sell shares of its common stock to Cornell subject to certain limitations based on the market price and trading volume of the Company's common stock. If the Company elects to sell shares to Cornell then the purchase price for Cornell shall be at 91% of the lowest closing bid price of the Company's common stock as reported by Bloomberg L.P. for the ten (10) consecutive trading days after the date that the Company delivers to Cornell an advance notice or a put requiring them to advance funds to the Company, subject to the terms of the Equity Line Agreement.

                              BOARD RECOMMENDATION

     The Board of Directors believes that election of the Board's nominees and approval of the foregoing three proposals is in the best interests of the Company and its stockholders and recommends that the stockholders vote FOR these nominees and proposals.

                              STOCKHOLDER PROPOSALS

     Any stockholder intending to present a proposal at our annual meeting in 2002 must deliver such proposal (and supporting statement, if any) to us at our principal office, 5181 Natorp Boulevard. Mason, Ohio 45040, Attention:
President, not later than February 1, 2002 for inclusion, if appropriate under applicable law and the regulations of the Securities and Exchange Commission, in the proxy statement and proxy relating to such meeting.

                                  OTHER MATTERS

     Our management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on such matters.

     We will bear all costs of solicitation of proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and we reserve the right to compensate outside agencies for the purpose of soliciting proxies. We will request brokers, custodians and fiduciaries to forward proxy soliciting material to the owners of shares held in their names and we will reimburse them for out-of-pocket expenses incurred on our behalf.

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                              PICK UPS PLUS, INC.

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 9, 2001

    Know all men by these presents, that the undersigned hereby constitutes and appoints John Fitzgerald the true and lawful attorneys agent and proxies of the undersigned, with full power of substitution, to represent and vote all of the shares of the common stock of Pick Ups Plus, Inc. standing in the name of the undersigned at the close of business on June 15, 2001, at the Annual Meeting of Stockholders of the Company to be held on August 9, 2001 at the Company's principal offices located at 5181 Natorp Boulevard, Mason, Ohio 45040, beginning at 2:00 p.m. eastern standard time, and at any and all adjournments thereof, with all the rights and powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1. Election of Directors         [ ] FOR      [ ] AGAINST

  Nominees are: John Fitzgerald and Robert White

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

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               (Continued and to be signed on the reverse side.)


2. Ratification of appointment of Lazar, Levine & Felix LLP, Certified Accountants, as the Company's auditors.
             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. To amend the Company's Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 50,000,000 to 100,000,000 shares.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

4. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

                       The shares represented by this proxy will be voted in the manner indicated, and if no instructions to the contrary are indicated, will be voted FOR all proposals listed above.

                     Number of shares owned by undersigned:

                                                       Signature:
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                                                       Date:
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                                                       Signature:
--------------------------------------------------------------------------------
                                                       Date:
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         IMPORTANT: Please sign exactly as your name or names are printed here.
Executors administrators, trustees and other persons signing in a representative capacity should give full title.